EXHIBIT 99.1

Frontier Offers $750 Million of First Lien Secured Notes

NORWALK, Conn. - Frontier Communications Holdings, LLC (the “Issuer”), a consolidated subsidiary of Frontier Communications Parent, Inc. (NASDAQ: FYBR) (“Frontier” or the “Company”) today announced that it intends to offer, subject to market conditions and other factors, $750 million aggregate principal amount of first lien secured notes due 2031 (the “Notes”) in a private transaction.

Frontier intends to use the net proceeds of the offering to fund capital investments and operating costs arising from the Company’s fiber build and expansion of its fiber customer base, and for general corporate purposes.

The Notes and the related guarantees are being offered and sold only to persons reasonably believed to be “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to certain non-U.S. persons in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered for sale under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, the Notes or any other securities, and shall not constitute an offer to sell, solicitation of an offer to buy, or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

About Frontier

Frontier is leading the “un-cable” revolution. Driven by our purpose, Building Gigabit America, we are relentless in our pursuit of always delivering a better customer experience. Providing digital infrastructure that empowers people to create the future, we’re connecting millions of consumers and businesses in 25 states with reliable fiber internet and multi-gigabit speeds.

Forward-Looking Statements

This release contains “forward-looking statements” related to future events. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, the transactions contemplated herein and the use of proceeds therefrom. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our indebtedness that may reduce our operating and financial flexibility; declines in Adjusted EBITDA relative to historical levels that we are unable to offset; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity and service improvements; our ability to secure necessary construction resources, materials and permits for our fiber buildout initiative in a timely and cost effective manner; the effects of inflation and rising interest rates, on us and our customers; potential disruptions in our supply chain, including as a result of the COVID-19 pandemic, the global microchip shortage, or otherwise, which could adversely impact our business and hinder our fiber expansion plans; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and “over-the-top” companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that could result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and non-switched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all;  the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed Rural Digital Opportunity Fund (“RDOF”); our ability to comply with the applicable Connect America Fund II program (“CAF II”) and RDOF requirements and the risk of penalties or obligations to return certain CAF II and RDOF funds or any other requirements related to federal or state programs which we participate in; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information may no longer be indicative of our future performance and our implementation of fresh start accounting; the impact of adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including, but not limited to, disruption in our supply chain, inflation in pricing for key materials or labor, increased fuel and electricity costs, the cost of borrowing, or other adverse changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, natural disasters, economic or political instability, including events like the ongoing war in Ukraine, or other adverse public health developments, potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing, working remotely and recent applicable federal, state, and local mandates, and prohibitions, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management;  volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the substantial common stock holdings by our former creditors issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our Company; and certain other factors set forth in our other filings with the U.S. Securities and Exchange Commission (the “SEC”).  This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive.  You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the SEC, including our most recent report on Form 10-K.  These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements.  We do not intend, nor do we undertake any duty, to update any forward-looking statements.

Investor Contact
Spencer Kurn
SVP, Investor Relations
+1 401 225 0475
spencer.kurn@ftr.com
Source: Frontier Communications Parent, Inc.